UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on July 23, 2010, we entered into a $25,000,000 secured revolving line of credit with Bank of America, N.A., or the Bank of America Line of Credit, on July 19, 2010, whereby we initially secured the Bank of America Line of Credit with two of our properties, Lacombe Medical Office Building located in Lacombe, Louisiana and Parkway Medical Center, located in Beachwood, Ohio. We further secured the Bank of America Line of Credit with: (i) St. Vincent Medical Office Building located in Cleveland, Ohio and Livingston Medical Arts Pavilion located in Livingston, Texas, on September 15, 2010; (ii) Sylva Medical Office Building located in Sylva, North Carolina on November 15, 2010; and (iii) Ennis Medical Office Building, located in Ennis, Texas on January 28, 2011.

Furthermore, as previously disclosed in our Current Report on Form 8-K filed on May 5, 2011, we modified the terms of the Bank of America Line of Credit by entering into an amended loan agreement with Bank of America, or the Bank of America Line of Credit Modification, on May 4, 2011, which, amongst other things, provide for an increase in the aggregate maximum principal amount available under the line of credit from $25,000,000 to $45,000,000, subject to certain borrowing base conditions as disclosed in Current Report on Form 8-K filed on May 5, 2011.

On September 14, 2011, we, through G&E HC REIT II St. Anthony North Denver MOB, LLC, our wholly owned subsidiary, further secured the Bank of America Line of Credit, as amended, by executing a future advance leasehold deed of trust, assignment of leases and rents, security agreement and fixture filing securing future advances on St. Anthony North Medical Office Building located in Denver, Colorado, or the St. Anthony North MOB property, for the benefit of Bank of America, N.A. As previously disclosed in our Current Report on Form 8-K filed on April 4, 2011, we acquired the St. Anthony North MOB property on March 29, 2011. We also entered into a collateral assignment of management contract, a joinder agreement to the amended and restated promissory note, and a joinder agreement to the credit agreement and other loan documents, including the environmental indemnity agreement and pledge agreement, in connection with further securing the Bank of America Line of Credit, as amended. As a result, the St. Anthony North MOB property has been added to the collateral pool of properties securing the Bank of America Line of Credit, as amended, which are collectively referred to as the borrowing base properties. In the event of default, Bank of America, N.A. has the right to terminate its obligations under the Bank of America Line of Credit loan documents, as amended, including the funding of future loans and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon and may seek foreclosure on the borrowing base properties or any other properties that are added to the collateral pool.

As a result of the Bank of America Line of Credit Modification and based on the value of the seven properties securing the Bank of America Line of Credit, as amended, the aggregate borrowing capacity is $38,435,000 as of September 14, 2011.

The material terms of the joinder to the amended and restated promissory note, the joinder to credit agreement and other loan documents, future advance leasehold deed of trust, assignment of leases and rents, security agreement and fixture filing securing future advances and the collateral assignments of management contracts are qualified in their entirety by the agreements attached hereto as Exhibits 10.1 through 10.4, respectively, to this Current Report on Form 8-K.

Item 8.01 Other Events.

On September 19, 2011, our board of directors authorized a daily distribution to our stockholders of record as of the close of business on each day of the period commencing on October 1, 2011 and ending on December 31, 2011.

The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.0017808 per share of common stock, which is equal to an annualized distribution rate of 6.5%, assuming a purchase price of $10.00 per share. These distributions will be aggregated and paid in cash monthly in arrears. The distributions declared for each record date in the October 2011, November 2011 and December 2011 periods will be paid in November 2011, December 2011 and January 2012, respectively, only from legally available funds.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Joinder to Amended and Restated Promissory Note by G&E HC REIT II St. Anthony North Denver MOB, LLC for the benefit of Bank of America, N.A., dated September 14, 2011

10.2 Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC G&E HC REIT II Ennis MOB, LLC, G&E HC REIT II St. Anthony North Denver MOB, LLC and Bank of America, N.A., dated September 14, 2011

10.3 Future Advance Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Securing Future Advances by G&E HC REIT II St. Anthony North Denver MOB, LLC for the benefit of Bank of America, N.A., dated September 14, 2011

10.4 Collateral Assignment of Management Contract by and between G&E HC REIT II St. Anthony North Denver MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., Centum Health Properties, LLC and Bank of America, N.A., dated September 14, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

September 20, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Joinder to Amended and Restated Promissory Note by G&E HC REIT II St. Anthony North Denver MOB, LLC for the benefit of Bank of America, N.A., dated September 14, 2011
10.2	Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC G&E HC REIT II Ennis MOB, LLC, G&E HC REIT II St. Anthony North Denver MOB, LLC and Bank of America, N.A., dated September 14, 2011
10.3	Future Advance Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Securing Future Advances by G&E HC REIT II St. Anthony North Denver MOB, LLC for the benefit of Bank of America, N.A., dated September 14, 2011
10.4	Collateral Assignment of Management Contract by and between G&E HC REIT II St. Anthony North Denver MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., Centum Health Properties, LLC and Bank of America, N.A., dated September 14, 2011